UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):
                                   May 2, 2005



                                  ULTICOM, INC.
             (Exact name of registrant as specified in its charter)


           New Jersey                     0-30121             22-2050748
 (State or other jurisdiction of        (Commission        (I.R.S. Employer
  incorporation or organization)        File Number)      Identification No.)


1020 Briggs Road, Mount Laurel, New Jersey                      08054
(Address of principal executive offices)                      (Zip Code)


                                 (856) 787-2700
              (Registrant's telephone number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13a-4(c))

Item 2.02.  Results of Operations and Financial Condition.

           On May 2, 2005, Ulticom, Inc. issued a press release announcing its preliminary financial results for the first quarter of fiscal year 2005, ended April 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 to this report.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits:

      99.1      Press Release of Ulticom, Inc., dated May 2, 2005.


           In accordance with General Instruction B.2. of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.





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
                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     ULTICOM, INC.


Dated:    May 2, 2005                /s/ Mark Kissman
                                     -------------------------------------------
                                     Name:   Mark Kissman
                                     Title:  Vice President of Finance and
                                             and Chief Financial Officer





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
                                  EXHIBIT INDEX



Exhibit No.                           Description
-----------                           -----------

  99.1               Press Release, dated May 2, 2005 issued by Ulticom, Inc.










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